________________________________________________________________________________________

OMNIBUS AMENDMENT

dated as of September 29, 2008

Amending the

TIERS® ASSET BACKED SUPPLEMENT SERIES NASDAQ 2003-12,

dated as of June 27, 2003,

TIERS® ASSET BACKED SUPPLEMENT SERIES NASDAQ 2003-13,

dated as of July 30, 2003,

TIERS® ASSET BACKED SUPPLEMENT SERIES S&P 2003-23,

dated as of December 3, 2003,

TIERS® ASSET BACKED SUPPLEMENT SERIES S&P 2003-33,

dated as of January 7, 2004,

TIERS® ASSET BACKED SUPPLEMENT SERIES RUSSELL 2004-1,

dated as of January 29, 2004,

and each of the Swap Agreements related thereto

________________________________________________________________________________________

This Omnibus Amendment (this "Amendment") is made as of September 29, 2008, to the Supplements (as hereinafter described) to certain Base Corporate Trust Agreements (as hereinafter described), between Structured Products Corp., as Depositor (the "Depositor"), and U.S. Bank National Association, Cayman Islands Branch, as Trustee (the "Trustee"), and to each of the Swap Agreements related thereto (as hereinafter described), between the Trustee and Citigroup Global Markets Holdings, Inc., as the Swap Counterparty (the "Swap Counterparty"). All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the applicable Trust Agreement or Swap Agreement.

W I T N E S S E T H

WHEREAS, the Depositor and the Trustee previously have entered into (i) a base corporate trust agreement, dated as of September 26, 2002 (the "2003-12 Base Trust Agreement"), and the TIERS® Asset Backed Supplement Series Nasdaq 2003-12, dated as of June 27, 2003 (the "2003-12 Supplement" and, together with the 2003-12 Base Trust Agreement, the "2003-12 Trust Agreement"), (ii) a base corporate trust agreement, dated as of July 30, 2003 (the "2003-13 Base Trust Agreement"), and the TIERS® Asset Backed Supplement Series Nasdaq 2003-13, dated as of July 30, 2003 (the "2003-13 Supplement" and, together with the 2003-13 Base Trust Agreement, the "2003-13 Trust Agreement"), (iii) a base corporate trust agreement, dated as of December 3, 2003 (the "2003-23 Base Trust Agreement"), and the TIERS® Asset Backed Supplement Series S&P 2003-23, dated as of December 3, 2003 (the "2003-23 Supplement" and, together with the 2003-23 Base Trust Agreement, the "2003-23 Trust Agreement"), (iv) a base corporate trust agreement, dated as of January 7, 2004 (the "2003-33 Base Trust Agreement"), and the TIERS® Asset Backed Supplement Series S&P 2003-33, dated as of January 7, 2004 (the "2003-33 Supplement" and, together with the 2003-33 Base Trust Agreement, the "2003-33 Trust Agreement") and (v) a base corporate trust agreement, dated as of January 29, 2004 (the "2004-1 Base Trust Agreement"), and the TIERS® Asset Backed Supplement Series Russell 2004-1, dated as of January 29, 2004 (the "2004-1 Supplement" and, together with the 2004-1 Base Trust Agreement, the "2004-1 Trust Agreement");

WHEREAS, the base trust agreements listed in the preceding paragraph are, collectively, the "Base Trust Agreements," the supplements listed in the preceding paragraph are, collectively, the "Supplements," and the trust agreements listed in the preceding paragraph are, collectively, the "Trust Agreements";

WHEREAS, each Base Trust Agreement provides that the Depositor and the Trustee may enter into the related Supplement for the purpose of creating a trust;

WHEREAS, pursuant to (i) the 2003-12 Supplement, the Depositor and the Trustee created and established a trust known as TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-12, (ii) the 2003-13 Supplement, the Depositor and the Trustee created and established a trust known as TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-13, (iii) the 2003-23 Supplement, the Depositor and the Trustee created and established a trust known as TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-23, (iv) the 2003-33

Supplement, the Depositor and the Trustee created and established a trust known as TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series S&P 2003-33 and (v) the 2004-1 Supplement, the Depositor and the Trustee created and established a trust known as TIERS® Principal-Protected Minimum Return Asset Backed Certificates Trust Series Russell 2004-1 (collectively, the "Certificates");

WHEREAS, the Depositor and the Trustee wish to amend each Supplement in certain respects;

WHEREAS, Section 14 of each Supplement and Section 10.1(a)(iv) of each Base Trust Agreement provide for such an amendment without the consent of any Certificateholder upon the fulfillment of certain conditions for the purpose of adding, changing, or eliminating provisions with respect to matters or questions arising under such Base Trust Agreement;

WHEREAS, with respect to each Trust, the Trustee and the Swap Counterparty entered into a related Swap Agreement, and now wish to amend each such Swap Agreement;

WHEREAS, each Swap Agreement may be amended by agreement of the parties thereto, with the consent of the Swap Insurer and with written confirmation from each Rating Agency rating the Certificates that its existing rating on the Certificates will not be qualified, reduced, withdrawn, or suspended as a result of such amendment;

WHEREAS, the Trustee has received written confirmation from each Rating Agency rating the Certificates that the amendment of each Supplement and the Swap Agreement related thereto will not result in its rating on the Certificates being qualified, reduced, withdrawn, or suspended; and

WHEREAS, the Trustee has received an opinion of counsel indicating that the amendment of each Supplement and the Swap Agreement related thereto is permitted and will not cause the applicable Trust to fail to be a foreign corporation that is not engaged in a United States trade or business, or result in a sale or exchange of any Certificate for tax purposes.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth or incorporated herein, the Depositor, the Trustee, and the Swap Counterparty hereby agree as follows:

Section 1.     Amendment to each Supplement. Each Supplement shall be amended by adding a new Section 30 to such Supplement, which shall read as follows:

Section 30.        Defeasance. (a) The Depositor may, at its option, defease, in whole or in part, the obligations with respect to the principal of and part or all of the Interest Distribution Amounts on the Certificates issued by the Trust on the date the applicable conditions set forth in Section 30(b) are satisfied (a "Defeasance") by depositing or causing to be deposited with the Trustee U.S. Dollar-denominated senior debt securities of the United States of America issued by the U.S. Treasury Department and backed by the full faith and credit of the United States of America ("Treasury Securities").

(b)          The following shall be the conditions to Defeasance under Section 30(a): (1) the Depositor shall have delivered to the Trustee a direction letter (A) directing the Trustee to sell Term Assets and Additional ABS Securities such that proceeds from such sale shall be sufficient to pay the purchase price of Treasury Securities in accordance with this Section, and (B) specifying the Treasury Securities, if any, that shall be purchased, as hereinafter set forth; (2) the Depositor shall have irrevocably deposited or caused to be deposited with the Trustee, under the terms of the Trust Agreement, for making the payments described below, (A) Dollars in an amount, or (B) Treasury Securities, which through the scheduled payment of principal and interest in respect thereof will provide, not later than the due date of payment thereon, money in an amount, or (C) a combination thereof (collectively, the "Defeasance Obligations"), in each case sufficient to pay and discharge, if the Defeasance is only with respect to principal, all remaining scheduled principal payments, and if the Defeasance is also with respect to part or all of the remaining Interest Distribution Amounts, also such remaining Interest Distribution Amounts, on the outstanding Certificates of the Trust to which the Defeasance applies on the dates scheduled for such payments in this Supplement and the Agreement and all amounts owed to the Credit Support Provider provided in this Supplement or the Agreement; (3) the Depositor shall have caused to be delivered to the Trustee an Opinion of Counsel to the effect that such deposit and termination of obligations would not (i) be inconsistent with the Depositor's and Trustee's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 (or other applicable rule or exemption) under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder, and (ii) cause the Trust to be considered to be engaged in a trade or business in the United States for federal income tax purposes; and (4) the Depositor shall have caused the Swap Agreement to be amended as set forth in Section 30(c).

(c)          If the Depositor effects a Defeasance pursuant to this Section 30, then (1) the Trustee shall apply amounts received from the Defeasance Obligations to pay principal of and Interest Distribution Amounts, to the extent the Defeasance is with respect to Interest Distribution Amounts, on the Certificates to which the Defeasance applies, and the Trustee shall sell all Term Assets and Additional ABS Securities, to the extent Defeasance Obligations are held to pay the amounts that would have been payable from such Term Assets and Additional ABS Securities; (2) neither the Trustee nor the Swap Counterparty shall be obligated to make periodic payments based on Term Assets and ABS Price Return Amounts, to the extent Defeasance Obligations have replaced Term Assets and Additional ABS Securities with respect to which such Term Assets and ABS Price Return Amounts would have been calculated; (3) the Swap Counterparty shall calculate whether periodic payments to Certificateholders based on Term Assets and ABS Price Return Amounts would have been required to be made to Certificateholders had the Defeasance not occurred, and shall pay to the Trustee the corresponding excess earnings to which the Certificateholders would have been entitled had the Defeasance not occurred (the "Equivalent Price Return Earnings") (4) the Swap Counterparty shall calculate and pay to the Trustee on the Swap Termination Date the amount of any appreciation in the Term Assets to which the Certificateholders would have been entitled had the Defeasance not occurred; (5) the Depositor shall provide notice that a Defeasance will occur, together with a proposed amendment of the Swap Agreement, prior to the date of the Defeasance, to each Rating Agency then rating the Certificates; and (6) the Swap Agreement shall be amended at the time of such Defeasance, such that (A) the Swap Counterparty will be entitled to receive, on the Floating Rate Payer Payment Dates (as defined in the Swap Agreement) to the extent the Defeasance Obligations pay periodic payments and such periodic payments have not been allocated to pay, pursuant to Section 30(b)(2), principal or Interest Distribution Amounts on the Certificates, and otherwise on the Swap Termination date, from the Defeasance Obligations after the payment of amounts due on the Certificates, Floating Amounts to the extent such amounts do not exceed the Floating Amounts that would have been payable under the Swap Agreement had the Defeasance not occurred; and (B) the Trustee will be entitled to receive (i) Fixed Amounts to the extent such amounts do not exceed the Fixed Amounts that would have been payable had the Defeasance not occurred less the amount of the Defeasance of principal of and, if applicable, Interest Distribution Amounts on, the Certificates, and (ii) an amount equal to any Equivalent Price Return Earnings.

Section 2.           Confirmation of each Supplement. The Depositor and the Trustee hereby ratify and confirm each Supplement (as amended by Section 1 above) in all respects.

Section 3.          Amendment to each Swap Agreement. Each Swap Agreement shall be amended by appending the following language to Section 14 thereof:

Notwithstanding the foregoing, any amendment or modification to this Transaction, to the extent it is in accordance with and pursuant to Section 30 of the Series Supplement, shall not require any confirmation from any Rating Agency then rating the Certificates to become effective.

Section 4.           Confirmation of each Swap Agreement. The Trustee and the Swap Counterparty hereby ratify and confirm each Swap Agreement (as amended by Section 3 above) in all respects.

Section 5.          Effective Date. This Amendment shall become effective as of the date first above written upon the execution and delivery hereof by each of the parties hereto.

Section 6.        GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE CAYMAN ISLANDS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED

ENTIRELY THEREIN WITHOUT REFERENCE TO SUCH CAYMAN ISLANDS' PRINCIPALS OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.          Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 8.           Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts, when executed and delivered, shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Depositor, the Trustee, and the Swap Counterparty have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED PRODUCTS CORP., as Depositor

                                                                                                By:   /s/  Barbara Mullaney

                                                                                                       Name: Barbara Mullaney

                                                                                                       Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION, CAYMAN ISLANDS BRANCH, as Trustee

By: _____________________________________

Name:

Title:

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Co-Trustee

By: ______________________________________

Name:

Title:

CITIGROUP GLOBAL MARKETS HOLDINGS INC., AS SWAP COUNTERPARTY

By: ______________________________________

Name:

Title:

Accepted and Agreed to:

AMBAC ASSURANCE CORPORATION

By: ______________________________________

Name:

Title:

IN WITNESS WHEREOF, the Depositor, the Trustee, and the Swap Counterparty have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED PRODUCTS CORP., as Depositor

By: ___________________________________

       Name:

       Title:

U.S. BANK NATIONAL ASSOCIATION, CAYMAN ISLANDS BRANCH, as Trustee

                                                                                               By:    /s/ Marlene J. Fahey

                                                                                                      Name:   Marlene J. Fahey

                                                                                                      Title:      Vice President

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Co-Trustee

By:    /s/ Marlene J. Fahey

                                                                              Name:    Marlene J. Fahey

                                                                                                        Title:      Vice President

CITIGROUP GLOBAL MARKETS HOLDINGS INC., AS SWAP COUNTERPARTY

By: _____________________________________

       Name:

       Title:

Accepted and Agreed to:

AMBAC ASSURANCE CORPORATION

By: ______________________________________

Name:

Title:

IN WITNESS WHEREOF, the Depositor, the Trustee, and the Swap Counterparty have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED PRODUCTS CORP., as Depositor

By: ______________________________________

       Name:

       Title:

U.S. BANK NATIONAL ASSOCIATION, CAYMAN ISLANDS BRANCH, as Trustee

By: _____________________________________

       Name:

       Title:

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Co-Trustee

CITIGROUP GLOBAL MARKETS HOLDINGS INC., AS SWAP COUNTERPARTY

                                                                                               By:    /s/ Geoffrey S. Richards

                                                                                                     Name: Geoffrey S. Richards

                                                                                                     Title:   Managing Director

Accepted and Agreed to:

AMBAC ASSURANCE CORPORATION

By: ______________________________________

Name:

Title:

IN WITNESS WHEREOF, the Depositor, the Trustee, and the Swap Counterparty have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

STRUCTURED PRODUCTS CORP., as Depositor

By: ______________________________________

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION, CAYMAN ISLANDS BRANCH, as Trustee

By: _____________________________________

Name:

Title:

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Co-Trustee

CITIGROUP GLOBAL MARKETS HOLDINGS INC., AS SWAP COUNTERPARTY

By: ______________________________________

Name:

Title:

Accepted and Agreed to:

AMBAC ASSURANCE CORPORATION

By:   /s/ Michael Gerity

       Name:   Michael Gerity

       Title:     Vice President